UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 31, 2017

Citigroup Commercial Mortgage Trust 2017-C4

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001718304)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key number: 0001558761)

Ladder Capital Finance LLC

(Central Index Key number: 0001541468)

German American Capital Corporation

(Central Index Key number: 0001541294)

Rialto Mortgage Finance, LLC

(Central Index Key number: 0001592182)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-15	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “October 31, 2017 Form 8-K”), filed with the Securities and Exchange Commission (the “SEC”) on October 31, 2017, with respect to Citigroup Commercial Mortgage Trust 2017-C4, Commercial Mortgage Pass-Through Certificates, Series 2017-C4, as and to the extent described below. The purpose of this amendment is to replace the version of the JPMDB 2017-C7 Pooling and Servicing Agreement previously filed as Exhibit 4.2 to the October 31, 2017 Form 8-K with the executed version of the JPMDB 2017-C7 Pooling and Servicing Agreement attached to this Form 8-K/A as Exhibit 4.1. Effective upon the filing of this Form 8-K/A, Exhibit 4.2 of the October 31, 2017 Form 8-K is replaced and superseded in its entirety by Exhibit 4.1 to this Form 8-K/A. Capitalized terms used but not defined herein shall have the meanings assigned to them in the October 31, 2017 Form 8-K.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit 4.1       JPMDB 2017-C7 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 21, 2017	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2017-C4 – Form 8-K/A

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	JPMDB 2017-C7 Pooling and Servicing Agreement	(E)